UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2021
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On February 3, 2021, PayPal Holdings, Inc. (the "Company") issued a press release announcing its financial results for the quarter and full year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

In addition, beginning with the fourth quarter of 2020, the Company has reclassified certain cash flows related to customer balances from (i) cash flows from operating activities to (ii) cash flows from investing activities or financing activities within the consolidated statements of cash flows. Prior period amounts have been reclassified to conform to the current period presentation. These changes have no impact on our previously reported consolidated net income, financial position, net change in cash, cash equivalents, and restricted cash, or total cash, cash equivalents, and restricted cash as reported on our consolidated statements of cash flows.

The revised presentation classifies all changes in “funds receivable and customer accounts” and “funds payable and amounts due to customers” consistently on our consolidated statements of cash flows as cash flows from investing activities or financing activities, respectively, regardless of the product to which the movement in customer funds relates. The revised presentation provides a more meaningful representation of the cash flows related to the movement of customer funds due to the restrictions on and use of these funds.

Please reference the press release furnished as Exhibit 99.1 hereto for further details of reclassified amounts for the first three quarters of 2020 and the four quarters of 2019 and 2018, and the years ended December 31, 2019 and 2018.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated February 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date:	February 3, 2021	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary